TREASURY STOCK	12 Months Ended
Dec. 31, 2017
TREASURY STOCK
TREASURY STOCK

16.    TREASURY STOCK

On June 2, 2017, the Company’s Board of Directors authorized a share repurchase program, under which the Company is authorized to purchase up to USD 30.0 million worth of its outstanding American depositary shares (“ADSs”) over the following 12 months. The Company’s proposed repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means depending on market conditions and other factors as well as subject to relevant rules under United States securities regulations. As of December 31, 2017, approximately 11.33 million ordinary shares were repurchased for approximately USD 5.55 million in cash under the share repurchase program.

All the ordinary shares repurchased above are no longer outstanding and pending for cancellation and are included as treasury stock.